                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 20, 2004


                       Allegheny Technologies Incorporated
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                       1-12001               25-1792394
-----------------------------       ----------------         -------------
(State or other jurisdiction          (Commission            (IRS Employer
      of incorporation)                File Number)       Identification No.)


             1000 Six PPG Place, Pittsburgh, Pennsylvania 15222-5479
     -------------------------------------------------------- --------------
               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (412) 394-2800

ITEM 5.      OTHER EVENTS

           Attached as Exhibits 10.1 through 10.4 are the Company's 2004 Annual Incentive Plan, Administrative Rules for the Total Shareholder Return Incentive Compensation Program (as amended effective as of January 1, 2004) and Form of Total Shareholder Return Incentive Compensation Plan Agreement for 2004, Form of Restricted Stock Agreement dated March 11, 2004, and Key Employee Performance Plan, respectively.


ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS.

     (c)    Exhibits

            Exhibit 10.1      2004 Annual Incentive Plan

            Exhibit 10.2 Administrative Rules for the Total Shareholder Return Incentive Compensation Program (as amended effective as of January 1, 2004) and Form of Total Shareholder Return Incentive Compensation Plan Agreement for 2004

            Exhibit 10.3      Form of Restricted Stock Agreement dated
                              March 11, 2004

            Exhibit 10.4      Key Employee Performance Plan

            Exhibit 99.1      Press Release dated July 20, 2004


ITEM 12.     RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

             (a) On July 20, 2004, Allegheny Technologies Incorporated issued a press release with respect to its second quarter 2004 financial results. A copy of this press release is attached as Exhibit 99.1 and is being furnished, not filed, under Item 12 of this Current Report on Form 8-K.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      ALLEGHENY TECHNOLOGIES INCORPORATED


                                       By:    /s/ Jon D. Walton
                                              --------------------------------
                                              Jon D. Walton
                                              Executive Vice President, Human
                                              Resources, Chief Legal and
                                              Compliance Officer


Dated:  July 20, 2004

                                  EXHIBIT INDEX


Exhibit 10.1        2004 Annual Incentive Plan

Exhibit 10.2 Administrative Rules for the Total Shareholder Return Incentive Compensation Program (as amended effective as of January 1, 2004), and Form of Total Shareholder Return Incentive Compensation Plan Agreement for 2004

Exhibit 10.3        Form of Restricted Stock Agreement dated March 11, 2004

Exhibit 10.4        Key Employee Performance Plan

Exhibit 99.1        Press Release dated July 20, 2004